EXHIBIT 12.1

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Henri de Castries, Chief Executive Officer of AXA, certify that:

1.	I have reviewed this Annual Report on Form 20-F of AXA (the “Registrant”);
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this report;
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of,and for, the periods presented in this report;
4.

The Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and we have:

  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to bedesigned under our supervision, to ensure that material information relating to the Registrant, including its consolidatedsubsidiaries, is made known to us by others within those entities, particularly during the period in whichthis report is being prepared;
  evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this reportour conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periodcovered by this report, based on such evaluation; and
  disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred duringthe period covered by this annual report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.

The Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and to the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information ; and
  any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

/s/ Henri de Castries Chief Executive Officer June 22, 2004